UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2015

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.                                        Entry into a Material Definitive Agreement.

Indenture and the Notes

On April 9, 2015, Hilltop Holdings Inc., a Maryland corporation (the “Company”), completed an offering of $150.0 million aggregate principal amount of its 5.00% senior notes due 2025 (the “notes”).  The notes were sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  The notes have not been registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from the registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.  The notes were issued pursuant to an indenture, dated as of April 9, 2015 (the “indenture”), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

The Company intends to use the net proceeds from the offering of the notes to redeem all of its Non-Cumulative Perpetual Preferred Stock, Series B at an aggregate liquidation value of $114.1 million, plus accrued but unpaid dividends, and the remainder for general corporate purposes.  Any redemption of such preferred stock will be subject to any necessary approvals of governmental agencies.  If the Company does not use the net proceeds immediately, the Company will temporarily invest them in short-term, interest-bearing obligations.  In the event that the necessary approvals are not received, the proceeds will be used for general corporate purposes.  The notes are unsecured, unsubordinated obligations of the Company and are not guaranteed by any of the Company’s subsidiaries.

The notes will mature on April 15, 2025.  The Company will pay interest on the notes semiannually on April 15 and October 15 of each year, commencing on October 15, 2015.

The Company may redeem the notes, in whole at any time or in part from time to time, on or after January 15, 2025 (three months prior to the maturity date of the notes) at the Company’s election at a redemption price equal to 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

The indenture contains covenants that will limit the ability of the Company and its subsidiaries to, among other things and subject to certain significant exceptions: (i) dispose of or issue voting stock of certain of the Company’s bank subsidiaries or subsidiaries that own voting stock of the Company’s bank subsidiaries, (ii) incur or permit to exist any mortgage, pledge, encumbrance or lien or charge on the capital stock of certain of the Company’s bank subsidiaries or subsidiaries that own capital stock of the Company’s bank subsidiaries and (iii) sell all or substantially all of the Company’s assets or merge or consolidate with or into other companies.  The indenture also provide for certain events of default, which, if any of them occurs, would permit or require the principal amount, premium, if any, and accrued and unpaid interest on the then outstanding notes to be declared immediately due and payable.

The foregoing description of the indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the notes, on April 9, 2015, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) by and among the Company and Barclays Capital Inc. and Sandler O’Neill & Partners, L.P.

Pursuant to the Registration Rights Agreement, the Company has agreed to use its commercially reasonable efforts to (i) have an exchange offer registration statement declared effective by the Securities and Exchange Commission (“SEC”) no later than July 8, 2015 (the “effectiveness deadline”) and (ii) following the effectiveness of the exchange offer registration statement, (a) commence the exchange offer and keep the exchange offer open for not less than 20 business days (or longer if required by applicable law), and (b) issue exchange notes (the “exchange notes”) with terms substantially identical to the terms of the notes, except that the transfer restrictions, registration rights and additional interest provisions relating to the notes will not apply to the exchange notes, in exchange for all notes tendered in the exchange offer no later than 30 days (or longer, if required by the federal securities laws) after the effectiveness deadline.

If (i) the Company is not permitted to consummate the exchange offer because applicable law or SEC policy does not permit the exchange offer or (ii) any holder of the notes notifies the Company, prior to the 20th business day following consummation of the exchange offer, that (a) such holder is prohibited by law or SEC policy from participating in the exchange offer, (b) such holder may not resell the exchange notes acquired by it in the exchange offer to the public without delivering a prospectus and the prospectus contained in the exchange offer registration statement is not appropriate or available for such resales, or (c) such holder is a broker-dealer and owns notes acquired directly from the Company or any of its affiliates, then the Company will use commercially reasonable efforts to file with the SEC a shelf registration statement on the appropriate form under the Securities Act (the “shelf registration statement”) to cover resales of the notes by the holders thereof who satisfy certain conditions relating to the provision of information in connection with the shelf registration statement.  Notwithstanding the foregoing, the Company will not be required to file a shelf registration statement for the benefit of holders of the notes who were eligible to participate in the exchange offer but failed to do so.

If a Registration Default (as defined in the Registration Rights Agreement) occurs, then the Company agrees to pay each holder of a Transfer Restricted Security (as defined in the Registration Rights Agreement) affected thereby additional interest in an amount equal to 0.25% per annum per $1,000 in principal amount of Transferred Restricted Securities held by such holder for the first 90-day period immediately following the occurrence of such Registration Default, and an additional 0.25% per annum per $1,000 in principal amount of Transferred Restricted Securities for each subsequent 90-day period, until all Registration Defaults have been cured, up to a maximum amount of additional interest of 0.50% per annum per $1,000 in principal amount of Transferred Restricted Securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 2 - Financial Information

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the notes is incorporated by reference into this Item 2.03.

Section 9 - Financial Statements and Exhibits

Item 9.01                                           Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description of Exhibit
4.1	Indenture, dated as of April 9, 2015, by and between Hilltop Holdings Inc. and U.S. Bank National Association, as Trustee

10.1	Registration Rights Agreement, dated as of April 9, 2015, by and among Hilltop Holdings Inc. and Barclays Capital Inc. and Sandler O’Neill & Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLTOP HOLDINGS INC.,
a Maryland corporation

Date: April 9, 2015	By:	/s/ COREY G. PRESTIDGE
	Name:	Corey G. Prestidge
	Title:	Executive Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
4.1	Indenture, dated as of April 9, 2015, by and between Hilltop Holdings Inc. and U.S. Bank National Association, as Trustee

10.1	Registration Rights Agreement, dated as of April 9, 2015, by and among Hilltop Holdings Inc. and Barclays Capital Inc. and Sandler O’Neill & Partners, L.P.